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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS STRONG 2026 THIRD QUARTER AND RAISES FY2026 GUIDANCE
●
Q3 2026 GAAP diluted EPS of $1.06, up 26.2% versus prior year;
Q3 2026 non-GAAP diluted EPS of $1.56,
up 13.0% versus prior year
●
4.0% total sales growth, driven by 8.6% U.S. dental merchandise sales growth due primarily to volume from
market share gains
● Raises FY2026 guidance for non-GAAP diluted EPS (A)
to $5.50 to $5.56 and Adjusted EBITDA growth to
high-single-digits reflecting strong operating performance,
net tariff refund benefits, and targeted, limited
growth-investments
MELVILLE, N.Y.,
November 3, 2026 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of healthcare solutions to office-based dental and medical practitioners, today reported financial results for the third quarter ended
September 26, 2026. The Company reported $3.5 billion in sales with total growth of 4.0%,
and 3.1% internally in local
currencies. GAAP earnings per share grew 26.2% versus the prior year. Non-GAAP earnings per share grew 13.0%,
or
19.1% when excluding current-quarter net tariff refunds and the prior-year remeasurement gains (refer to Exhibit D).
“We delivered another strong quarter that increases our confidence in the momentum we are building at Henry
Schein. I am very pleased with the U.S. dental merchandise sales growth of 8.6% driven primarily by volume in a stable
market and our 19% adjusted earnings per share growth
4
,” said Fred Lowery, Chief Executive Officer of Henry Schein.
“Our strategy is translating into stronger financial results. We are gaining share in key businesses, improving our portfolio mix,
maintaining a disciplined approach to capital allocation, and realizing the benefits of our value creation initiatives,”
Mr. Lowery added.
Third Quarter 2026
Financial Results
●
Total
net sales
for the quarter were $3.5 billion,
an increase of 4.0% in total compared to the third quarter of
2025, reflecting 3.1% internal sales growth, 0.7% sales growth from acquisitions, and a 0.2% increase resulting
from foreign currency exchange. Third quarter sales growth is detailed in Exhibit A
1 .
●
Global Distribution and Value-Added Services sales
for the quarter increased 3.7% in total, reflecting 2.9%
internal sales growth, 0.5% sales growth from acquisitions, and a 0.3% increase from foreign currency exchange
compared with the third quarter of 2025. The main components compared with the third quarter of 2025 are:
● Global Dental Distribution merchandise sales
for the quarter increased 7.0% in total, and by 5.1%
internal sales growth, compared with the third quarter of 2025.

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● Global Dental Distribution equipment sales
for the quarter increased 2.3% in total,
and by 2.4%
internal sales growth, compared with the third quarter of 2025.
● Global Medical Distribution sales
for the quarter increased 1.1% in total, and by 1.0% internal sales
growth, compared with the third quarter of 2025.
● Global Value-Added Services sales for the quarter decreased 4.8%, on both a reported and internal sales growth basis,
compared with the third quarter of 2025.
●
Global Specialty Products sales
for the quarter increased 6.1% in total,
reflecting 3.4% internal sales growth,
2.6% sales growth from acquisitions, and a 0.1% increase resulting from foreign currency exchange,
compared
with the third quarter of 2025.
● Global Technology sales
for the quarter increased 5.2%
in total,
reflecting 6.5% internal sales growth, 1.3% sales
decrease due to a business disposal,
and no impact from foreign currency exchange,
compared with the third quarter
of 2025.
● GAAP net income 2
for the quarter was $119 million. GAAP diluted earnings per share were $1.06 per diluted share
3
, up 26.2% compared with the third quarter of 2025.
●
Non-GAAP net income 2
for the quarter was $175 million. Non-GAAP diluted earnings per share were $1.56 per
diluted share, up 13.0% compared with the third quarter of 2025.
●
The Company recognized a $0.19 per diluted share
3,4
net benefit from tariff refunds
in the third quarter of 2026,
and a $0.23 per diluted share 3,4
remeasurement gain
in the third quarter of 2025, included in our GAAP and non-
GAAP results.
●
Excluding these items, non-GAAP diluted EPS was $1.37
4
compared with $1.15
4
in the prior-year period, an
increase of 19.1%.
●
Adjusted EBITDA 5
for the quarter was $321 million, compared
with Adjusted EBITDA for the third quarter 2025
of $295 million, with Adjusted EBITDA margin growing 40 basis points to 9.24%.
Year
-to-Date Financial Results
●
Total
net sales
for the first nine months of 2026 were $10.3 billion, an increase of 5.6% in total compared to the
first nine months of 2025, reflecting 3.4% internal sales growth, 0.7% sales growth from acquisitions, and a 1.5%
increase resulting from foreign currency exchange. Year-to-date sales growth is detailed in Exhibit A
1
.
●
GAAP net income 2
for the first nine months of 2026 was $320 million. GAAP diluted earnings per share were
$2.80 per diluted share 3
, up 15.7% compared
with the first nine months of 2025.
●
Non-GAAP net income
2
for the first nine months of 2026 was $473 million. Non-GAAP diluted earnings per
share were $4.14 per diluted share 3
, up 14.0% compared
with the first nine months of 2025.
●
Adjusted EBITDA 5
for the first nine months of 2026 was $898 million, compared with Adjusted EBITDA for
the first nine months of 2025 of $810 million, with Adjusted EBITDA margin growing 41 basis points to 8.72%.

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Share Repurchases
During the third quarter of 2026, the Company repurchased approximately
1.4 million shares of common stock at an
average price of $86.67 per share for a total of $125 million.
For the year-to-date, the Company repurchased approximately 5.7 million shares of common stock at an average
price of $79.50 per share for a total of $450 million.
At the end of the quarter,
Henry Schein had approximately $330 million authorized and available for future stock
repurchases.
2026 Financial Guidance
Henry Schein today raised its financial guidance for 2026. Guidance is for current continuing operations and does not
include the impact of restructuring expenses and related costs, amortization expense of acquired intangible assets, the
impairment of intangible assets, changes in contingent consideration, select implementation-related costs supporting value
creation initiatives, and litigation settlements.
This guidance also assumes that foreign currency exchange rates remain
generally consistent with current levels.
The Company’s FY2026 non-GAAP diluted EPS guidance includes the net benefit from tariff refunds recognized in the third quarter, targeted and limited growth-investments in the fourth quarter which will contribute to growth in 2027, and
improved underlying business performance. The updated guidance assumes no significant tariff refunds or remeasurement
gains for the remainder of 2026. The changes to the Company’s financial guidance are summarized below:
Updated
Prior
Guidance
Guidance
2026 non-GAAP diluted EPS
3
$5.50 to $5.56
$5.29 to $5.39
2026 total sales growth
4.5% to 5.5%
4.5% to 5.5%
2026 Adjusted EBITDA growth
High-single-
Mid to high-
digits
single-digits
(A) Adjustments to 2026 GAAP Net Income and Diluted EPS
The Company is providing guidance for 2026 diluted EPS and for 2026
Adjusted EBITDA on a non-GAAP basis, as
noted above. The Company is not providing a reconciliation of its 2026 non-GAAP diluted EPS guidance to its projected
2026 diluted EPS prepared on a GAAP basis, or its 2026 Adjusted EBITDA guidance to net income prepared on a GAAP
basis. This is because the Company is unable to provide without unreasonable effort an estimate of restructuring expenses
and related or similar costs, including its ongoing value creation initiatives, and the corresponding tax effect, which will be
included in the Company’s 2026 diluted EPS and net income, prepared on a GAAP basis. The inability to provide this
reconciliation is due to the uncertainty and inherent difficulty of predicting the occurrence, magnitude, financial impact and
timing of related costs.

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Management does not believe these items are representative of the Company’s underlying business performance.
For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be
material to future results.
Third-Quarter 2026 Conference Call Webcast
The Company will hold a conference call to discuss third-quarter 2026 financial results today, beginning at 8:00 a.m.
Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
https://investor.henryschein.com/webcasts. In addition, a replay will be available beginning shortly after the call has ended
for a period of one week.
The Company will be posting slides that provide a summary of its third-quarter
2026 financial results on its website
at https://investor.henryschein.com/financials/quarterly-results/
About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a products, services, and technology platforms company for healthcare
customers. With approximately 25,000 Team Schein Members worldwide, the Company's network of trusted advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational success
and clinical outcomes. Our Business, Clinical, Technology and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our main distribution centers.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,
and has operations or affiliates in 34 countries and territories. The Company's sales reached $13.2 billion in 2025, and
have grown at a compound annual rate of approximately 11.0 percent since Henry Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com.
Cautionary Note Regarding Forward-Looking Statements and Use
of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities Litigation
Reform Act of 1995, we provide the
following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the
forward-looking statements, expectations and assumptions expressed or implied herein.
All forward-looking statements made by us are
subject to risks and uncertainties and are not guarantees of future performance.
These forward-looking statements involve known and
unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
These statements include total sales growth, EPS and Adjusted EBITDA guidance and statements about our business
expectations, and are generally identified by the use of such terms as “may,”
“could,” “expect,” “intend,” “believe,” “plan,” “estimate,”
“forecast,” “project,” “anticipate,” “to be,” “to make”,
or other comparable terms.
A fuller discussion of our operations, financial
condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in documents we file with the United States Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K, and will be
contained in subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause
our actual performance to differ materially from current
expectations.

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Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but
are not limited to: our dependence on third parties for the manufacture and supply of our products and where we manufacture products,
our dependence on third parties for raw materials or purchased components;
risks relating to the achievement of our strategic growth
objectives, including anticipated results of restructuring and value creation initiatives; risks related to the Strategic Partnership Agreement with KKR Hawaii Aggregator L.P.
entered into in January 2025; transitions in senior company leadership
(including, without limitation,
our Chief Executive Officer,
Chief Financial Officer, and
other executive officers); our ability to develop or acquire and maintain and
protect new products (particularly technology and specialty products)
and services and utilize new technologies that achieve market acceptance with acceptable margins; transitional challenges
associated with acquisitions and joint ventures, including the failure to achieve anticipated synergies/benefits, as well as significant demands on our operations, information systems, legal, regulatory, compliance, financial and human resources functions in connection with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing
incentives; risks related to the sale of corporate brand products; risks related to activist investors; security risks associated with our
information systems and technology products and services, such as cyberattacks or other privacy or data security breaches (including the
October 2023 incident); effects of a highly competitive (including, without limitation, competition from third-party online commerce sites) and consolidating market; political, economic, and regulatory influences on the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers, and increases in fuel and energy
costs; changes in laws and policies governing manufacturing, development and investment in territories and countries where we do business; general global and domestic macro-economic and political conditions,
including inflation, deflation, recession, unemployment (and corresponding increase in under-insured populations),
consumer confidence,
sovereign debt levels, fluctuations in energy pricing and
the value of the U.S. dollar as compared to foreign currencies and changes to other economic indicators;
failure to comply with existing and future regulatory requirements, including relating to health care; risks
associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of sensitive personal
information or standards in electronic health records or transmissions; changes in tax legislation, changes in tax rates and availability of certain tax deductions; risks related to product liability,
intellectual property and other claims; risks associated with customs policies or legislative import restrictions; risks associated with disease outbreaks, epidemics, pandemics (such as the COVID-19 pandemic), or
similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; the threat
or outbreak of war (including, without limitation, geopolitical wars), terrorism or public unrest (including, without limitation, the wars in
Ukraine and Iran,
the Israel-Gaza conflict and other unrest and threats in the Middle East and the possibility of a wider European or global
conflict); changes to laws and policies governing foreign trade, tariffs and sanctions or greater restrictions on imports and exports, including changes to international trade agreements and the current imposition of (and the potential for additional) tariffs by the U.S. on numerous countries and retaliatory tariffs; supply chain disruption;
litigation risks; new or unanticipated litigation developments and the status of litigation matters; our dependence on our senior management, employee hiring and retention, increases in labor costs or health care costs, and our relationships with customers, suppliers and manufacturers; and
disruptions in financial markets. The order in which
these factors appear should not be construed to indicate their relative importance or priority.
We caution that
these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.
Accordingly, any forward-looking
statements contained herein should not be relied upon as a prediction of actual results. We undertake
no duty and have no obligation to update forward-looking statements except as required by law.
Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of
Income prepared under generally accepted accounting principles (GAAP).
These non-GAAP financial measures adjust the Company’s
actual results prepared under GAAP to exclude certain items. In the schedule attached to the press release, the non-GAAP measures have
been reconciled to and should be considered together with the Consolidated
Statements of Income. Management believes that non-GAAP
financial measures provide investors with useful supplemental information about the financial performance of our business, enable
comparison of financial results between periods where certain items may vary independent of business performance and allow for greater
transparency with respect to key metrics used by management in operating our business. The impact of certain items that are excluded
include integration and restructuring costs, amortization of acquisition-related assets, the insurance claim recovery associated with the
cybersecurity incident, changes in contingent consideration, costs associated with shareholder advisory matters and select value creation
consulting costs, and litigation settlements because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an unpredictable basis. These non-GAAP financial measures are
presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.
1
See Exhibit A for details of sales growth. Internal sales growth is calculated from total net sales using constant foreign
currency exchange rates and excludes sales from acquisitions.
2
See Exhibit B for a reconciliation of GAAP net income and diluted
EPS to non-GAAP net income and diluted EPS.
3
References to diluted EPS refer to diluted EPS attributable to Henry Schein, Inc.
4
See Exhibit D for a summary of Net Acquisition Related Fair Value Adjustments and Net Tariff Refunds
5
See Exhibit C for a reconciliation of GAAP net income to Adjusted EBITDA.

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CONTACTS:
Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500
Media
Tim Vassilakos
Vice President,
Global Corporate Communications
timothy.vassilakos@henryschein.com
(516) 510-0926
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED
STATEMENTS
OF INCOME
(in millions,
except share and per share data)
(unaudited)
Three Months Ended Nine Months Ended
September 26, September 27, September 26, September 27,
2026 2025 2026 2025
Net sales
$ 3,471 $ 3,339 $ 10,297 $ 9,747
Cost of sales
2,366 2,313 7,021 6,705
Gross profit
1,105 1,026 3,276 3,042
Operating expenses:
Selling, general and administrative
819 760 2,459 2,276
Depreciation and amortization 71 68 208 194
Restructuring and related costs 22 34 63 82
Operating income 193 164 546 490
Other income (expense):
Interest income
9 9 24 24
Interest expense
(42) (38) (124) (111)
Other, net
- (1) 1 (3)
Income before taxes, equity in earnings of affiliates and
noncontrolling interests
160 134 447 400
Income taxes (37) (28) (109) (94)
Equity in earnings of affiliates, net of tax 3 3 2 10
Net income 126 109 340 316
Less: Net income attributable to noncontrolling interests
(7) (8) (20) (19)
Net income attributable to Henry Schein, Inc. $ 119 $ 101 $ 320 $ 297
Earnings per share attributable to Henry Schein, Inc.:
Basic
$ 1.07 $ 0.84 $ 2.83 $ 2.44
Diluted
$ 1.06 $ 0.84 $ 2.80 $ 2.42
Weighted-average common
shares outstanding:
Basic
111,272,868 120,199,552 113,220,442 121,965,991
Diluted
112,538,936 121,036,247 114,338,114 122,840,062

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED
BALANCE SHEETS
(in millions, except share data)
September 26, December 27,
2026 2025
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents
$ 184 $ 156
Accounts receivable, net of allowance for credit losses of $103 and $90 1,875 1,651
Inventories, net 2,050 2,002
Prepaid expenses and other
667 655
Total current assets
4,776 4,464
Property and equipment, net
619 621
Operating lease right-of-use assets 336 301
Goodwill
4,270 4,213
Other intangibles, net
921 1,018
Investments and other 588 598
Total assets
$ 11,510 $ 11,215
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable
$ 1,203 $ 1,154
Bank credit lines
1,000 764
Current maturities of long-term debt
142 33
Operating lease liabilities 79 78
Accrued expenses:
Payroll and related
325 340
Taxes
191 179
Other
658 680
Total current liabilities
3,598 3,228
Long-term debt
2,382 2,310
Deferred income taxes
152 146
Operating lease liabilities 288 251
Other liabilities
359 486
Total liabilities
6,779 6,421
Redeemable noncontrolling interests
914 895
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
110,538,632 issued and outstanding on September 26, 2026 and
115,771,149 issued and outstanding on December 27, 2025 1 1
Additional paid-in capital 140 177
Retained earnings
3,205 3,293
Accumulated other comprehensive loss
(187) (226)
Total Henry Schein, Inc. stockholders' equity 3,159 3,245
Noncontrolling interests 658 654
Total stockholders' equity
3,817 3,899
Total liabilities, redeemable noncontrolling
interests and stockholders' equity
$ 11,510 $ 11,215

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED
STATEMENTS
OF CASH FLOWS
(in millions)/(unaudited)
Three Months Ended Nine Months Ended
September 26, September 27, September 26, September 27,
2026 2025 2026 2025
Cash flows from operating activities:
Net income $ 126 $ 109 $ 340 $ 316
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization
86 80 251 229
Impairment charge on intangible assets - - - 1
Non-cash restructuring charges - 4 4 7
Stock-based compensation expense 10 13 26 29
Provision for losses on trade and other accounts receivable
8 4 16 9
Provision for (benefit from) deferred income taxes 6 7 (2) -
Equity in earnings of affiliates (3) (3) (2) (10)
Distributions from equity affiliates
2 1 6 9
Changes in unrecognized tax benefits (13) 7 (17) 6
Other
(5) (13) (26) (44)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable
(122) (98) (238) (198)
Inventories
8 4 (41) (25)
Other current assets
(31) (40) (21) (3)
Accounts payable and accrued expenses
89 99 10 5
Net cash provided by operating activities 161 174 306 331
Cash flows from investing activities:
Purchases of property and equipment (30) (33) (85) (96)
Payments related to equity investments and business acquisitions, net of cash acquired
- (11) (30) (112)
Proceeds from loan to affiliate 1 - 3 2
Capitalized software costs (15) (12) (45) (38)
Other
(1) - (16) (9)
Net cash used in investing activities
(45) (56) (173) (253)
Cash flows from financing activities:
Net change in bank credit lines (24) 9 237 257
Proceeds from issuance of long-term debt
95 70 239 314
Principal payments for long-term debt
(10) (7) (60) (28)
Debt issuance costs (3) - (3) (2)
Proceeds from issuance of stock upon exercise of stock options
2 - 4 1
Payments for repurchases and retirement of common stock
(125) (203) (450) (650)
Issuance of common stock - - - 250
Payments for taxes related to shares withheld for employee taxes (3) - (15) (14)
Proceeds from (distributions to) noncontrolling shareholders (22) 6 (44) (12)
Payments for contingent consideration - - (4) (19)
Acquisitions of noncontrolling interests in subsidiaries
- (2) (42) (79)
Net cash provided by (used in) financing activities (90) (127) (138) 18
Effect of exchange rate changes on cash and cash equivalents 1 - 33 (82)
Net change in cash and cash equivalents 27 (9) 28 14
Cash and cash equivalents, beginning of period
157 145 156 122
Cash and cash equivalents, end of period
$ 184 $ 136 $ 184 $ 136

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Exhibit A - Third Quarter Sales
Henry Schein, Inc.
2026 Third Quarter
Sales Summary
(in millions)
(unaudited)
Q3 2026 over Q3 2025
Constant Currency
Growth
Q3 2026 Q3 2025
Local
Internal
Growth
Acquisition
/(Disposition)
Growth
Total
Constant
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added
Services
Merchandise $ 660 $ 607 7.0% 1.6% 8.6% 0.0% 8.6%
Equipment 220 217 1.6% 0.0% 1.6% 0.0% 1.6%
Value-Added Services 53 57 -7.6% 0.0% -7.6% 0.0% -7.6%
Total Dental 933 881 4.7% 1.2% 5.9% 0.0% 5.9%
Medical 1,110 1,099 1.0% 0.0% 1.0% 0.0% 1.0%
Total U.S. Distribution and Value-Added
Services 2,043 1,980 2.6% 0.6% 3.2% 0.0% 3.2%
International Distribution and Value-
Added Services
Merchandise 635 603 3.3% 0.9% 4.2% 1.2% 5.4%
Equipment 229 223 3.2% 0.0% 3.2% -0.3% 2.9%
Value-Added Services 9 7 15.7% 0.0% 15.7% 0.7% 16.4%
Total Dental 873 833 3.4% 0.7% 4.1% 0.8% 4.9%
Medical 28 27 2.0% 0.0% 2.0% 2.2% 4.2%
Total International Distribution and
Value-Added Services 901 860 3.3% 0.7% 4.0% 0.8% 4.8%
Global Distribution and Value-Added
Services
Global Merchandise 1,295 1,210 5.1% 1.3% 6.4% 0.6% 7.0%
Global Equipment 449 440 2.4% 0.0% 2.4% -0.1% 2.3%
Global Value-Added Services 62 64 -4.8% 0.0% -4.8% 0.0% -4.8%
Global Dental 1,806 1,714 4.1% 0.9% 5.0% 0.4% 5.4%
Global Medical 1,138 1,126 1.0% 0.0% 1.0% 0.1% 1.1%
Total Global Distribution and Value-
Added Services 2,944 2,840 2.9% 0.5% 3.4% 0.3% 3.7%
Global Specialty Products 391 369 3.4% 2.6% 6.0% 0.1% 6.1%
Global Technology 181 173 6.5% -1.3% 5.2% 0.0% 5.2%
Eliminations (45) (43) n/a n/a n/a n/a n/a
Total Global $ 3,471 $ 3,339 3.1% 0.7% 3.8% 0.2% 4.0%

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Exhibit A - Year-to-Date Sales
Henry Schein, Inc.
2026 Third Quarter Year-to-Date
Sales Summary
(in millions)
(unaudited)
Q3 2026 Year-to-Date over Q3 2025 Year-to-Date
Constant Currency
Growth
Q3 2026 Q3 2025
Local
Internal
Growth
Acquisition
/(Disposition)
Growth
Total
Constant
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added
Services
Merchandise $ 1,936 $ 1,800 5.9% 1.6% 7.5% 0.0% 7.5%
Equipment 630 623 1.2% 0.0% 1.2% 0.0% 1.2%
Value-Added Services 152 153 -0.6% 0.0% -0.6% 0.0% -0.6%
Total Dental 2,718 2,576 4.4% 1.1% 5.5% 0.0% 5.5%
Medical 3,180 3,117 2.0% 0.0% 2.0% 0.0% 2.0%
Total U.S. Distribution and Value-Added
Services 5,898 5,693 3.1% 0.5% 3.6% 0.0% 3.6%
International Distribution and Value-
Added Services
Merchandise 1,988 1,813 3.5% 1.0% 4.5% 5.2% 9.7%
Equipment 692 640 4.1% 0.0% 4.1% 4.0% 8.1%
Value-Added Services 28 21 18.1% 4.9% 23.0% 5.9% 28.9%
Total Dental 2,708 2,474 3.8% 0.7% 4.5% 4.9% 9.4%
Medical 88 80 4.1% 0.0% 4.1% 6.4% 10.5%
Total International Distribution and
Value-Added Services 2,796 2,554 3.8% 0.7% 4.5% 5.0% 9.5%
Global Distribution and Value-Added
Services
Global Merchandise 3,924 3,613 4.7% 1.3% 6.0% 2.6% 8.6%
Global Equipment 1,322 1,263 2.7% 0.0% 2.7% 2.0% 4.7%
Global Value-Added Services 180 174 1.8% 0.6% 2.4% 0.7% 3.1%
Global Dental 5,426 5,050 4.1% 0.9% 5.0% 2.4% 7.4%
Global Medical 3,268 3,197 2.0% 0.1% 2.1% 0.1% 2.2%
Total Global Distribution and Value-
Added Services 8,694 8,247 3.3% 0.6% 3.9% 1.5% 5.4%
Global Specialty Products 1,207 1,122 2.6% 2.7% 5.3% 2.3% 7.6%
Global Technology 535 502 7.5% -1.3% 6.2% 0.6% 6.8%
Eliminations (139) (124) n/a n/a n/a n/a n/a
Total Global $ 10,297 $ 9,747 3.4% 0.7% 4.1% 1.5% 5.6%

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Exhibit B
Henry Schein, Inc.
2026 Third Quarter and Year
-to-Date
Reconciliation of reported GAAP net income and diluted EPS attributable to Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein, Inc.
(in millions, except per share data)
(unaudited)
Third Quarter Year-to-Date
% %
2026 2025 Growth 2026 2025 Growth
Net income attributable to Henry Schein, Inc. $ 119 $ 101 17.1% $ 320 $ 297 7.6%
Diluted EPS attributable to Henry Schein, Inc. $ 1.06 $ 0.84 26.2% $ 2.80 $ 2.42 15.7%
Non-GAAP Adjustments, net of tax and attribution to
noncontrolling interests
Restructuring and related costs (1) $ 16 $ 25 $ 44 $ 58
Acquisition intangible amortization (2) 26 27 81 81
Cyber incident-insurance proceeds, net of third-party advisory expenses (3) - - - (15)
Change in contingent consideration (4) - 5 - 3
Costs associated with shareholder advisory matters and select implementation related value creation consulting costs (5) 14 7 28 18
Litigation settlements (6) - 1 - 2
Impairment of intangible assets (7) - - - 1
Non-GAAP adjustments to net income $ 56 $ 65 $ 153 $ 148
Non-GAAP net income attributable to Henry Schein, Inc. $ 175 $ 167 4.7% $ 473 $ 445 6.2%
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.56 $ 1.38 13.0% $ 4.14 $ 3.63 14.0%
Management believes that non-GAAP financial measures
provide investors with useful supplemental information
about the financial
performance of our business, enable comparison of financial results between periods where certain items may
vary independent of
business performance and allow for greater transparency
with respect to key metrics used by management
in operating our business.
These non-GAAP financial measures are
presented solely for informational and comparative
purposes and should not be regarded
as a
replacement for corresponding,
similarly captioned, GAAP measures.
Net income growth rates are
based on actual values and may not
recalculate due to rounding.
Amounts may not sum due to rounding.
(1)
Restructuring and Related Costs
The following table presents details of our restructuring and related costs:
Third Quarter
Year
-to-Date
2026 2025 2026 2025
Restructuring and related costs - pre-tax, as reported $ 22 $ 34 $ 63 $ 82
Income tax benefit (5) (9) (15) (21)
Amount attributable to noncontrolling interests (1) - (4) (3)
Restructuring and related costs, net $ 16 $ 25 $ 44 $ 58

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(2)
Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
Third Quarter
Year
-to-Date
2026 2025 2026 2025
Acquisition intangible amortization - pre-tax, as reported $ 44 $ 46 $ 135 $ 133
Income tax benefit (11) (12) (34) (33)
Amount attributable to noncontrolling interests (7) (7) (20) (19)
Acquisition intangible amortization, net $ 26 $ 27 $ 81 $ 81
(3)
Represents cyber insurance proceeds, net of one time professional and other fees related to remediation of our Q4 2023
cyber incident.
During Q1 2025, we received insurance proceeds of $20 million ($15 million, net of taxes) under this
policy representing the remaining insurance recovery of losses related to the cyber incident.
(4)
Represents a change in the fair value of contingent consideration of $1 million ($0 million, net of taxes) and $0 million
($0 million, net of taxes) recorded during Q3 2026 and YTD 2026, respectively, and $7 million ($5 million, net of
taxes) and $5 million ($3 million, net of taxes) recorded during Q3 2025 and
YTD 2025, respectively, related
to certain
2023, 2024 and 2025 acquisitions.
(5)
Represents costs associated with shareholder advisory matters and select value creation consulting costs of $18 million
($14 million, net of taxes) and $37 million ($28 million, net of taxes) recorded during Q3 2026 and YTD 2026,
respectively, and $10 million
($7 million, net of taxes) and $24 million ($18 million, net of taxes) recorded during Q3
2025 and YTD 2025, respectively.
(6)
Represents settlement amounts for litigation related to certain opioid related lawsuits during Q3 2025 and YTD 2025
and a settlement at one of our businesses.
(7)
Represents impairment charges recorded in Q1 2025 on
certain intangible assets.

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Exhibit C
Henry Schein, Inc.
2026 Third Quarter and Year
-to-Date
Reconciliation of reported GAAP net income to Adjusted EBITDA
(in millions)
(unaudited)
Third Quarter Year-to-Date
2026 2025 2026 2025
Net income attributable to Henry Schein, Inc. (GAAP) $ 119 $ 101 $ 320 $ 297
Net income attributable to noncontrolling interests 7 8 20 19
Net income (GAAP) 126 109 340 316
Definitional adjustments:
Interest income (9) (9) (24) (24)
Interest expense 42 38 124 111
Income taxes 37 28 109 94
Depreciation and amortization 86 80 250 229
Non-GAAP adjustments:
Restructuring and related costs 22 34 63 82
Cyber incident-insurance proceeds, net of third-party advisory expenses
- - - (20)
Impairment of intangible assets - - - 1
Change in contingent consideration 1 6 - 4
Costs associated with shareholder advisory matters and select implementation related value
creation consulting costs 18 10 37 24
Litigation settlements 1 2 1 3
Other adjustments:
Equity in earnings of affiliates, net of tax (3) (3) (2) (10)
Adjusted EBITDA (non-GAAP) $ 321 $ 295 $ 898 $ 810
Adjusted EBITDA is a non-GAAP measure that we calculate in the manner reflected on Exhibit C.
We define Adjusted
EBITDA as net
income, excluding (i) net income attributable to noncontrolling interests, (ii)
interest income and expense, (iii) income taxes, (iv)
depreciation and amortization, (v) restructuring and related costs, (vi) cyber incident-insurance proceeds, net of third-party advisory
expenses, (vii) impairment of intangible assets, (viii) change in contingent consideration, (ix) costs associated with shareholder advisory matters and select implementation related value creation consulting costs,
(x) litigation settlements, and (xi) equity in earnings of
affiliates, net of tax.
Amounts may not sum due to rounding.

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Exhibit D
Henry Schein, Inc.
2026 Third Quarter and Year
-to-Date
Impact of Net Tariff Refunds and Remeasurement
Gains on Earnings Per Share
(unaudited)
Third Quarter
Year
-to-Date
2026 2025 Growth 2026 2025 Growth
GAAP diluted EPS attributable to Henry Schein, Inc.
$ 1.06 $ 0.84 26.2% $ 2.80 $ 2.42 15.7%
Non-GAAP adjustments (1) 0.50 0.54 1.34 1.21
Non-GAAP diluted EPS attributable to Henry Schein, Inc. 1.56 1.38 13.0% 4.14 3.63 14.0%
Net tariff refunds benefit, net of tax (2) (0.19) - (0.20) -
Remeasurement gains, net of tax (3) - (0.23) (0.07) (0.26)
Adjusted non-GAAP diluted EPS attributable to Henry
Schein, Inc.
$ 1.37 $ 1.15 19.1% $ 3.87 $ 3.37 14.8%
Management presents adjusted non-GAAP diluted EPS excluding net tariff refund benefits and remeasurement gains as we believe this presentation facilitates
comparison of the Company's underlying operating performance between periods.
(1) See Exhibit B for adjustments reconciling GAAP
diluted EPS attributable to Henry Schein, Inc. to non-GAAP
diluted EPS attributable to Henry Schein,
Inc.
(2) Represents the net benefit, net of tax, from the International
Emergency Economic Powers Act (IEEPA) tariff refunds recognized during the period.
(3) Represents the benefits, net of tax, related to remeasurement to the fair value of previously held equity investments.